UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2005

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

            Federal                    000-50962                 59-3764686
            -------                    ---------                 ----------
  (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                    Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On May 27, 2005, the Company issued a press release announcing voting results for the annual meeting of stockholders. At the meeting, stockholders elected Robert J. Larison, Jr., Jon C. Parker, Sr., and W. Eric Palmer to serve three-year terms ending with the 2008 annual meeting; Thomas F. Beeckler to serve a two-year term ending with the 2007 annual meeting; and Frederick D. Franklin, Jr., to serve a one-year term ending with the 2006 annual meeting. Stockholders also approved the Atlantic Coast Federal Corporation 2005 Stock Option Plan and the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan, and ratified the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the fiscal year ending December 31, 2005. The full text of the press release is set forth in Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

              (c)       Exhibits.

                        99.1        Press Release dated May 27, 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATLANTIC COAST FEDERAL CORPORATION


Date:  May 27, 2005                  By:  /s/ Robert J. Larison, Jr.
                                          --------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number             Description of Exhibit(s)
------             -------------------------

    99.1           Copy of press release issued by the Company on May 27, 2005.